NUVEEN STRATEGY BALANCED ALLOCATION FUND

SUPPLEMENT DATED FEBRUARY 7, 2014

TO THE SUMMARY PROSPECTUS DATED DECEMBER 31, 2013

1.	The first paragraph under “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund is a “fund of funds” which invests primarily in a variety of other mutual funds that are also advised by the Fund’s investment adviser (the “underlying funds”). The Fund seeks to achieve its objective by generally providing significant allocations both to underlying funds that invest primarily in equity securities and to underlying funds that invest primarily in fixed income securities, but having a higher allocation to equity funds under most market conditions. The Fund may invest in an underlying absolute return fund in an effort to enhance the Fund’s returns and mitigate risk by holding an investment believed to have a reduced level of correlation with the equity and fixed income markets. The Fund may also invest in underlying funds that provide investment exposure to the performance of commodities, provided that the Fund will not invest more than 5% of its total assets in underlying funds and other securities (described in the following paragraph) that provide commodities exposure.

In addition to investing in the underlying funds, the Fund also may invest in exchange-traded funds (“ETFs”), closed-end investment companies, and other investment companies not affiliated with the Fund, provided that the Fund invests no more than 10% of its total assets, collectively, in unaffiliated pooled investment vehicles (other than certain money market funds).

2.	The table immediately following the third paragraph under “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

	Target Allocation	Allocation Range
Equity Funds	59%	30-75%
Fixed Income Funds	29%	15-70%
Absolute Return Funds	9%	0-20%
Commodity Strategy Funds	3%	0-5%
Other Securities*	0%	0-10%
Cash Equivalents	0%	0-35%
*	Includes ETFs, closed-end investment companies, and other non-money market investment companies not affiliated with the Fund.

3.	The following sentence is added to the end of “Commodities Risk” under “Principal Risks”:

In addition, certain underlying funds invest in commodity-linked derivative instruments. Such instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SBAS-0214P